FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
FINANCIAL RISK MANAGEMENT

28       FINANCIAL RISK MANAGEMENT

a)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages its liquidity risk through a planning and budgeting process, which is reviewed and updated, to help determine the funding requirements to support the Company’s current operations and expansion and development plans and by managing its capital structure as described in Note 29 below.

Aura’s objective is to ensure that there are sufficient committed financial resources to meet its short-term business requirements for a minimum of twelve months. In the normal course of business, Aura enters into contracts that give rise to commitments for future payments as disclosed in the following table:

2025	Within 1 year	2 to 3 years	4 to 5 years	Over 5 years	Total
Trade and other payables	189,614	-	-	-	189,614
Loans and debentures	99,548	227,787	128,074	28,160	483,569
Provision for mine closure and restoration	5,661	4,190	3,491	85,286	98,628
Lease liabilities	17,647	12,488	154	46	30,335
Liability measured at fair value	5,976	5,868	8,274	24,705	44,823
short-term	318,446	250,333	139,993	138,197	846,969

2024	Within 1 year	2 to 3 years	4 to 5 years	Over 5 years	Total
Trade and other payables	98,232	-	-	-	98,232
Loans and debentures	84,518	196,356	146,976	46,140	473,990
Provision for mine closure and restoration	9,674	5,431	8,132	35,049	58,286
Lease liabilities	12,305	14,937	-	-	27,242
Liability measured at fair value	3,915	4,332	4,882	22,860	35,989
short-term	208,644	221,056	159,990	104,049	693,739

As of December 31, 2025, Aura has cash and cash equivalents of $ 286,056 ($270,181: 2024) and working capital of $(21,298) ($200,462: 2024) (current assets, excluding restricted cash less current liabilities).

b)	Currency risk

Aura’s operations are located in Honduras, Brazil and Mexico, therefore, foreign exchange risk exposures arise from transactions denominated in foreign currencies. Although Aura’s sales are denominated in United States dollars, certain operating expenses of Aura are denominated in foreign currencies, primarily the Honduran lempira, Brazilian real, Mexican peso, Canadian dollar, Colombian peso, Guatemalan Quetzals and Barbadian Dollars.

Financial instruments that impact Aura’s net losses or other comprehensive losses due to currency fluctuations include cash and cash equivalents, accounts receivable, other long-term assets, accounts payable and accrued liabilities, short and long term loans and other provisions denominated in foreign currency.

At December 31, 2025, and 2024, the Company had cash and cash equivalents of $286,056 and $270,189, respectively, of which, $ 257,374 ($229,525 in 2024) were in United States dollars, $192 ($265 in 2024) in Canadian dollars, $19,946 ($28,997 in 2024) in Brazilian reais, $8,305 ($11,229 in 2024) in Honduran lempiras, $126 ($158 in 2024) in Mexican pesos, $18 ($14 in 2024) in Colombian Pesos, $90 ($0 in 2024) in Guatemalan Quetzals and $6 ($0 in 2024) in Barbadian Dollars. An increase or decrease of 5% in the United States dollar exchange rate to the currencies listed above could have increased or decreased the Company’s income for the year by $1,434.

c)	Interest rate risk

The Company’s policy is to minimize interest rate cash flow risk exposures on long-term financing. Longer-term borrowings are therefore usually at fixed rates. As of December 31, 2025, the Company is exposed to changes in market interest rates through a bank borrowing at SOFR interest rate at its subsidiary Aranzazu. All other borrowings are at fixed interest rates or are linked to a swap instrument, minimizing the risk of interest rate exposure. The Company concluded that its exposure to interest rates is immaterial.

d)	Credit risk

Credit risk is the risk that a counterparty fails to discharge an obligation to the Company. The Company is exposed to credit risk from financial assets including cash and cash equivalents held at banks, trade and other receivables. The credit risk is managed based on the Company’s credit risk management policies and procedures.

The credit risk in respect of cash balances held with banks and deposits with banks are managed via diversification of bank deposits and are only with major reputable financial institutions.

At December 31, 2025, the Company believes that its trade credit risk is low due to the following reasons:

-

For the sales of refined gold from Almas, Apoena, Borborema, MSG e Minosa, the Company collects payments in advance or at the time of delivering its products to its clients.

- For the sale of copper and gold concentrate from Aranzazu, the Company sells its products to wholly-owned subsidiary of Trafigura Group Pte. Ltd, an investment grade company. The accounts receivable are generally collected within 15 days from the issuance of the invoice.

e)	Market risk

Commodity derivatives transactions – Gold collars

As mentioned in Note 27, the Company uses gold collars in order to mitigate the risk of decline in gold prices for a portion of its projected future production associated with the construction of new projects.

To calculate an expected increase / decrease in the fair value balances of potential increases or decrease in gold prices, the Company used a variation of plus or minus 10% change in gold prices in relation to the December 31, 2025 closing prices.

Liability measured at fair value

As mentioned in Note 14, the Company entered a Net Smelter Return Royalty Agreement that contains more than one embedded derivative, that is being accounted at fair value through profit or loss, and it is exposed to gold prices that can affect its future cashflows.

Gold linked Loan

Borborema Inc entered into a Gold-Linked Loan with embedded derivatives measured at fair value through profit and loss that has quarterly payments of gold ounces that are exposed to gold prices that can affect its future cashflows.

To simulate the reasonable scenario to reflect the potential effects on the statement of income (loss) from outstanding transactions, the Company used a variation in the closing and future gold price of 10%. To simulate the potential scenario to reflect the potential effects on the statement of income (loss) from outstanding transactions, the Company used a variation in the closing and future gold price of 10%. The sensitivity analysis of these derivative financial instruments is presented as follows:

Instrument	Instrument´s main risk events	Reasonable scenario	$ Impact
Derivative financial instruments (Gold collars)	Gold price increase/decrease	Δ 10%	95,000
Liability measured at fair value	Gold price increase/decrease	Δ 10%	2,684
Loans and debentures (Gold linked loan)	Gold price increase/decrease	Δ 10%	552
Contingent consideration (NSR)	Gold price increase/decrease	Δ 10%	1,177